Exhibit 99.3

Acquisition of Brink’s Home Security Holdings (Broadview Security) January 18, 2010

2 Forward-Looking Statements / Safe Harbor This slide presentation contains forward-looking statements about our proposed combination with Broadview, including but not limited to statements regarding our beliefs: that the transaction will be accretive to earnings (on both a cash and non-cash basis), that Broadview is an exceptional business fit; regarding the extent which our revenue will grow as a result of the transaction; that the combination will bring additional capabilities and capacity, generate new high quality accounts and result in enhanced service offerings for customers; that we will obtain additional install and service expertise; that we will obtain cost synergies and other savings, and the timing of them; that our tax rate will be reduced; that we will incur approximately $100 million in integration and deal related expenses; that we will incur approximately $60 million of non-cash P&L charges in the first year; that the transaction will close in the second half of fiscal 2010; and that the transaction will have a negligible impact on 2010 earnings before special items. These and any other forward-looking statements herein involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such factors, include, but are not limited to: failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the combination, adverse effects on the market price of our common stock and on our operating results because of a failure to complete the combination, failure to realize the expected benefits of the combination, negative effects of announcement or consummation of the combination on the market price of our common stock, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined companies following the combination; unanticipated expenses such as litigation or legal settlement expenses, and tax law changes. In addition, the statements in this presentation should not be interpreted to mean that the earnings per Tyco share for the current or future financial periods will necessarily be greater than those for the relevant preceding financial period. For additional information on these and other factors that could affect our forward-looking statements, see our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our most recently filed Annual Report on Form 10-K and subsequent reports on Form 8-K. Throughout this presentation, expectations with respect to earnings accretion are presented. References to earnings are to Tyco’s income from continuing operations before special items, which is a non-GAAP measure and excludes the impact of integration and transaction related expenses and charges. Additional special items that are excluded are items such as charges and gains related to divestitures, restructurings, impairments, legacy legal and tax charges and other income or charges that may mask the underlying operating results and/or business trends of the company. For a description of the benefits and drawbacks of non-GAAP measures, see the reconciliations of our non-GAAP measures contained in our quarterly earnings releases and other presentations. Tyco is under no obligation (and expressly disclaims any obligation) to update its forward-looking statements.

3 This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction involving Tyco International, Ltd., its subsidiaries (collectively, “Tyco”) and Brink’s Home Security Holdings, Inc. (“Broadview”) will be submitted to the shareholders of Broadview for their consideration. In connection with the proposed merger, Tyco will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Broadview that also constitutes a prospectus of Tyco. The definitive proxy statement/prospectus will be mailed to shareholders of Broadview. INVESTORS AND SECURITY HOLDERS OF BROADVIEW ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Tyco through the web site maintained by the SEC at www.sec.gov. Free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Investor Relations Department, Tyco International Management Company, 9 Roszel Road, Princeton, New Jersey 08540, or from Tyco’s website, www.Tyco.com, under the heading “Investor Relations” and then under the heading “SEC Filings”. Tyco, Broadview and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tyco’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended September 25, 2009, which was filed with the SEC on November 17, 2009, and its proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on or about January 15, 2010. A description of the interests of the directors and executive officers of Broadview is set forth in Broadview's proxy statement for its 2009 annual meeting, which was filed with the SEC on April 7, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Important Information

Broadview Security at a Glance Spun off from Brinks in October of 2008 Full service provider of residential and commercial security systems, founded in 1983 Annualized revenue of ~$565M with over $500M of recurring revenue 1.3M recurring revenue accounts Over 90% of U.S. zip codes covered Over 70 locations in North America ~3,400 employees 4 Excellent Fit with ADT

Why We Like Broadview Security Exceptional business fit Grows our North American residential/small business revenue by 25% to $2.8 billion with over 85% recurring revenue Brings additional capabilities and capacity to generate new, high quality accounts Also brings additional install and service expertise Combination will result in enhanced service offerings for customers Expected to be accretive to earnings* in the first full year by approximately $0.07 per share and significantly more accretive on a cash basis 5 Will Generate Solid Long-Term Returns For Our Shareholders * Accretive before special items; which include transaction related expenses.

Transaction Summary 6 Financed in a Balanced, Tax Efficient Manner $42.50 per Broadview share $2.0 billion transaction value 70%+ stock / 30% cash Approximately 40 million Tyco shares Total cash capped at 30% or up to approximately $600 million +/- 10% collar for stock consideration Broadview shareholders can elect: Mix of 30% cash and 70% stock All cash (subject to cap on cash and proration) All stock Stock component expected to be tax-free to Broadview’s shareholders Customary regulatory approvals and Broadview’s shareholder approval 2nd half of Tyco’s fiscal year 2010 Price Consideration Election Alternatives Tax Treatment Required Approvals Expected Closing

Synergies Are Key To Earnings Accretion 7 Ongoing Synergies Operational synergies estimated to be $100M Operational efficiency Leverage advertising spend Reduced G&A expenses Tax synergies Estimated to be $50M Rebranding expense Royalty payment Other Savings Cost synergies expected to approximate $150M on a run-rate basis, which is expected by year two Integration and deal-related expenses ~$100M Reduces Tyco’s tax rate by approximately 2 percentage points in year one

Acquisition Purchase Accounting Adjustments Primarily related to the “write-up” in value of subscriber assets on Broadview Security’s balance sheet Incremental non-cash charges of approximately $60 million in the first year Non-cash acquisition purchase accounting adjustments negatively impact EPS accretion by $0.07 per share in the first year 8

Accretive To Earnings 9 Accretive to earnings* in the first full year by approximately $0.07 per share Assumes $100 million of operational and rebranding synergies in year one Assumes 70%/30% stock/cash mix Cash earnings accretion is actually an additional $0.07 higher or $0.14 per share (due to the non-cash purchase accounting adjustments) Additional $50 million of synergies in year two increases accretion to approximately $0.14 per share Negligible impact on fiscal year 2010 earnings* due to expected close date * Accretive before special items; which include transaction related expenses. Enhances Earnings and Growth Opportunities